Exhibit 99.1

SERIES E PREFERRED STOCK EXCHANGE AGREEMENT

This Series E Preferred Stock Exchange Agreement (this “Agreement”) is entered into effective as of December 31, 2025 (the “Execution Date”), by and between FOXO Technologies, Inc., a Delaware corporation (the “Company”), and Rennova Health, Inc., a Delaware corporation (the “Investor”).

WHEREAS

A. The Company has previously received an aggregate of $200,000 from Investor in a series of transactions (the “Prior Advances”).

B. At the time the Prior Advances were made, the Company and Investor understood and agreed that such amounts were intended to fund the purchase of the Company’s Series E Preferred Stock, subject to formal documentation and board approval.

C. The Prior Advances have been recorded on the Company’s books as amounts payable to Investor.

D. The Board of Directors of the Company has authorized the issuance of the Series E Preferred Stock and has approved this Agreement, with all conflicted directors abstaining from the approval.

E. Seamus Lagan is the Chief Executive Officer and controls both the Company and Investor, and as a result, this transaction constitutes a “related party transaction” under applicable SEC rules and OTC Markets guidelines, as well as under Delaware law.

F. The Board of Directors of the Company has met to review, negotiate, and approve this transaction, or in the alternative, all directors having any interest in this transaction abstained from the vote approving this Agreement.

G. The Board of Directors of the Company determined, after reasonable inquiry and consideration, that the terms of this transaction are fair to and in the best interests of the Company and its unaffiliated stockholders.

H. The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and its securities are quoted on the OTC Markets.

I. The Prior Advances were made during the period from December 4, 2025 to December 10, 2025, with advances of $140,000 on December 4, 2025, $21,500 on December 5, 2025 and $38,500 on December 10, 2025 (part of an advance of $54,000 on that date) for a total of $200,000.

J. The Company has filed all required reports under the Exchange Act and is current in its filing obligations as of the Execution Date.

NOW, THEREFORE, the parties agree as follows:

1. DEFINITIONS

Capitalized terms used in this Agreement shall have the meanings set forth below:

“Affiliate” means, with respect to any person, any other person directly or indirectly controlling, controlled by, or under common control with such person.

“Certificate of Designation” means the Certificate of Designation of Series E Preferred Stock filed with the Secretary of State of Delaware.

“Closing” has the meaning set forth in Section 1.1(a).

“Closing Date” has the meaning set forth in Section 1.1(a).

“Commission” or “SEC” means the United States Securities and Exchange Commission.

“Common Stock” means the Company’s Class A common stock, par value $0.0001 per share.

“Conversion Price” has the meaning set forth in the Certificate of Designation.

“Exchange Act” has the meaning set forth in Recital H.

“Execution Date” has the meaning set forth in the preamble.

“Financial Statements” has the meaning set forth in Section 3.6(c).

“GAAP” means United States generally accepted accounting principles.

“Material Adverse Effect” means any effect, change, event, or occurrence that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on the business, assets, liabilities, financial condition, or results of operations of the Company.

“Person” means an individual, corporation, partnership, limited liability company, trust, or other entity.

“Prior Advances” has the meaning set forth in Recital A.

“Rule 144” has the meaning set forth in Section 4.4.

“SEC Reports” has the meaning set forth in Section 3.6(a).

“Securities Act” means the Securities Act of 1933, as amended.

“Series E Shares” has the meaning set forth in Section 1.1(a).

“Transaction Documents” means this Agreement, the Certificate of Designation, and all other documents executed in connection with the transactions contemplated hereby.

EXCHANGE OF PRIOR ADVANCES FOR SECURITIES

1.1 Exchange.

(a) In full satisfaction and extinguishment of the Prior Advances totaling $200,000, the Company agrees to issue to Investor, and Investor agrees to accept, 8,000 shares of the Company’s Series E Cumulative Redeemable Secured Preferred Stock, par value $0.0001 per share (the “Series E Shares”), which shall have the rights, preferences, and privileges set forth in the Certificate of Designation. The exchange of the Prior Advances for the Series E Shares (the “Closing”) shall occur on the Execution Date or such other date as the parties mutually agree in writing (the “Closing Date”).

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(b) The number of Series E Shares shall be calculated as follows: one (1) share for every $25 of Prior Advances (which is the stated value of the Series E Shares), resulting in 8,000 shares for the $200,000 Prior Advances.

(c) The parties acknowledge and agree that the value attributed to the Series E Shares in this exchange was determined by the disinterested directors after consideration of, among other things, the Company’s need for capital, the elimination of outstanding liabilities, the terms of the Series E Preferred Stock, current market conditions, and the Company’s financial condition.

1.2 Cancellation of Debt. Effective upon issuance of the Series E Shares, the Prior Advances shall be deemed fully satisfied, cancelled, and of no further force or effect, and Investor shall have no further rights as a creditor of the Company with respect thereto.

1.3 Valuation and Fairness.

(a) The parties acknowledge that this is a related party transaction subject to heightened scrutiny under Delaware law and SEC disclosure requirements.

(b) The Board’s determination of fairness was based on arms-length negotiations conducted by the disinterested directors and the disinterested directors’ own analysis.

2. REPRESENTATIONS AND WARRANTIES OF INVESTOR

Investor represents and warrants to the Company that, as of the date hereof:

2.1 Organization and Authority. Investor is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation and has full corporate power and authority to enter into this Agreement and the other Transaction Documents and to consummate the transactions contemplated hereby and thereby.

2.2 Authorization. This Agreement and the other Transaction Documents to which Investor is a party have been duly executed and delivered by Investor and constitute the legal, valid, and binding obligations of Investor, enforceable against Investor in accordance with their terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally and subject to general principles of equity.

2.3 No Conflicts. The execution, delivery, and performance of this Agreement and the other Transaction Documents by Investor do not and will not (a) violate any provision of Investor’s organizational documents, (b) conflict with or result in a breach of any agreement to which Investor is a party, or (c) violate any law, rule, regulation, order, judgment, or decree applicable to Investor.

2.4 Investment Representations.

(a) Investor is acquiring the Series E Shares for Investor’s own account for investment purposes only and not with a view to, or for resale in connection with, any distribution or public offering thereof in violation of the Securities Act or any applicable state securities laws.

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(b) Investor is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

(c) Investor acknowledges that the Series E Shares have not been registered under the Securities Act or any state securities laws and may not be sold, transferred, or otherwise disposed of unless they are registered under the Securities Act and applicable state securities laws or an exemption from such registration is available.

(d) Investor has such knowledge, sophistication, and experience in business and financial matters that it is capable of evaluating the merits and risks of the investment in the Series E Shares.

(e) Investor has had the opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Series E Shares and the business, properties, prospects, and financial condition of the Company, and has had the opportunity to obtain additional information (to the extent the Company possesses such information or can acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to Investor.

(f) Investor can bear the economic risk of its investment in the Series E Shares for an indefinite period of time and can afford a complete loss of such investment.

2.5 Related Party Acknowledgment.

(a) Investor acknowledges and agrees that Seamus Lagan serves as Chief Executive Officer of both the Company and Investor, and that this transaction is a related party transaction subject to potential conflicts of interest.

(b) Investor acknowledges that it has not relied on any representations or warranties from the Company or its representatives except as expressly set forth in this Agreement.

(c) Investor acknowledges that the terms of this transaction may be different from the terms that might have been obtained in an arms-length transaction with an unaffiliated third party.

(d) Investor represents that it has conducted its own due diligence regarding the Company and has not relied on Mr. Lagan’s position with the Company in making its investment decision.

2.6 No Legal Proceedings. There are no actions, suits, or proceedings pending or, to Investor’s knowledge, threatened against Investor that question the validity of this Agreement or any other Transaction Document or the right of Investor to enter into such documents or to consummate the transactions contemplated hereby or thereby.

2.7 Brokers and Finders. Investor has not engaged any broker, finder, or agent in connection with the transactions contemplated by this Agreement, and no Person is entitled to any brokerage or finder’s fee or similar commission in connection with such transactions based on any arrangement or agreement made by or on behalf of Investor.

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3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Investor that, as of the date hereof:

3.1 Organization and Standing. The Company is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Delaware and has the corporate power and authority to own its properties and to carry on its business as now being conducted.

3.2 Authorization.

(a) The Company has full corporate power and authority to enter into this Agreement and the other Transaction Documents and to consummate the transactions contemplated hereby and thereby.

(b) The execution, delivery, and performance of this Agreement and the other Transaction Documents have been duly authorized by all necessary corporate action on the part of the Company, including approval by the Board with all interested directors abstaining.

(c) This Agreement and the other Transaction Documents constitute the legal, valid, and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally and subject to general principles of equity.

3.3 No Conflicts. The execution, delivery, and performance of this Agreement and the other Transaction Documents by the Company do not and will not (a) violate any provision of the Company’s Certificate of Incorporation or Bylaws, (b) conflict with, or result in a breach or default under, any material agreement or instrument to which the Company is a party or by which it is bound, (c) require any consent, approval, authorization, or permit of any governmental authority, except for the filing of the Certificate of Designation with the Delaware Secretary of State and any required filings under federal and state securities laws, which have been or will be timely made, or (d) violate any law, rule, regulation, order, judgment, or decree applicable to the Company.

3.4 Capitalization.

(a) As of the date hereof, the authorized capital stock of the Company consists of: (i) 2,500,000,000 shares of Common Stock, of which 2,495,660,939 shares are issued and outstanding; (ii) 10,000,000 shares of preferred stock, par value $0.0001 per share, of which 4,072,500 shares have been designated and 5,927,500 shares remain undesignated.

(b) All outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid, and non-assessable, and were issued in compliance with applicable federal and state securities laws.

(c) Except as set forth in the SEC Reports, there are no outstanding options, warrants, rights, convertible securities, or other agreements or commitments obligating the Company to issue, sell, or otherwise cause to become outstanding shares of capital stock or other securities of the Company.

(d) The Company’s most recently filed quarterly report on Form 10-Q discloses the Company’s capitalization as of September 30, 2025.

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3.5 Valid Issuance.

(a) The Series E Shares, when issued and delivered in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid, and non-assessable, free and clear of all liens and encumbrances, other than restrictions on transfer imposed by applicable securities laws or this Agreement.

3.6 SEC Filings and Financial Statements.

(a) The Company has timely filed all reports, schedules, forms, statements, and other documents required to be filed by it with the SEC under the Exchange Act for the 12-month period preceding the date hereof (collectively, the “SEC Reports”).

(b) As of their respective filing dates (or, if amended, as of the date of the most recent amendment), the SEC Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC thereunder, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c) The consolidated financial statements of the Company included in the SEC Reports (the “Financial Statements”) comply as to form in all material respects with the applicable accounting requirements of the Exchange Act, have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited interim statements, as permitted by Form 10-Q), and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited interim statements, to normal year-end audit adjustments that are not expected to be material).

3.7 Absence of Certain Changes. Since September 30, 2025, except as disclosed in the SEC Reports, there has not been:

(a) any Material Adverse Effect;

(b) any declaration, setting aside, or payment of any dividend or distribution with respect to the Company’s capital stock;

(c) any material change in the Company’s accounting methods or principles;

(d) any incurrence, assumption, or guarantee of indebtedness for borrowed money in excess of $1,000,000; or

(e) any entry into any material transaction outside the ordinary course of business.

3.8 Litigation. There are no actions, suits, proceedings, or investigations pending or, to the Company’s knowledge, threatened against the Company or any of its properties or assets that (a) question the validity of this Agreement or any other Transaction Document, (b) seek to prevent, enjoin, or otherwise delay the transactions contemplated hereby, or (c) would reasonably be expected to have a Material Adverse Effect. The Company is not subject to any order, judgment, or decree that would reasonably be expected to have a Material Adverse Effect.

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3.9 Compliance with Laws. The Company is in compliance in all material respects with all applicable laws, rules, regulations, and orders, including but not limited to securities laws, except where non-compliance would not reasonably be expected to have a Material Adverse Effect.

3.10 Brokers and Finders. No Person is entitled to any brokerage or finder’s fee or similar commission in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of the Company.

3.11 Prior Advances.

(a) The Prior Advances aggregate $200,000 and are accurately reflected on the Company’s books and records.

(b) The Company has provided Investor with true and complete documentation of the Prior Advances, including dates, amounts, and payment methods.

(c) No interest has accrued or is payable on the Prior Advances.

(d) The Company has no obligation to repay the Prior Advances except through the issuance of the Series E Shares as contemplated by this Agreement.

3.12 Related Party Transaction Approval.

(a) The Board has reviewed this transaction in accordance with the Company’s related party transaction policies and applicable law.

(b) All directors having any interest in this transaction, including Seamus Lagan and Trevor Langley, abstained from the vote approving this transaction, and the disinterested directors unanimously approved this transaction.

(c) The Board determined, based on the totality of information presented, that the terms of this transaction are substantively fair to the Company and its unaffiliated stockholders.

3.13 No Registration Required. Based on the representations of Investor contained herein, the offer and issuance of the Series E Shares are exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) thereof and/or Regulation D promulgated thereunder.

3.14 OTC Markets Compliance. The Company’s Common Stock is quoted on the OTCID tier of the OTC Markets under the symbol “FOXO,” and the Company is current in its reporting obligations to OTC Markets. The Company is not aware of any event or circumstance that would cause its Common Stock to be suspended from quotation on the OTC Markets.

3.15 No Materially Misleading Statements. No representation or warranty of the Company contained in this Agreement or any other Transaction Document, and no information provided in any schedule, exhibit, or certificate furnished or to be furnished to Investor pursuant hereto, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements herein or therein not misleading.

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4. SECURITIES LAW COMPLIANCE

4.1 Restrictive Legend.

(a) The certificates or book entries representing the Series E Shares shall bear the following legend (or a legend substantially similar thereto):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SALE, PLEDGE, HYPOTHECATION, OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN SERIES E PREFERRED STOCK EXCHANGE AGREEMENT DATED AS OF FEBRUARY 6, 2026. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.”

(b) The Company shall remove the legend set forth above from any certificate or book entry evidencing securities at such time as such securities (i) have been sold pursuant to an effective registration statement under the Securities Act, (ii) may be sold pursuant to Rule 144 without any volume or manner-of-sale restrictions, or (iii) may otherwise be sold without restriction under applicable securities laws, as evidenced by an opinion of counsel reasonably satisfactory to the Company.

4.2 Securities Act Compliance. Investor acknowledges and agrees that:

(a) The Series E Shares are being issued in a transaction exempt from registration under the Securities Act and applicable state securities laws, and the availability of such exemptions depends in part on the accuracy and completeness of Investor’s representations and warranties in this Agreement.

(b) The Series E Shares must be held indefinitely unless they are subsequently registered under the Securities Act or sold pursuant to an applicable exemption from registration.

(c) The Company is under no obligation to register the Series E Shares under the Securities Act.

4.3 Transfer Restrictions.

(a) Prior to any proposed transfer of the Series E Shares, Investor shall give written notice to the Company describing the manner of the proposed transfer and providing the Company with such other information as the Company may reasonably request.

(b) The Company may require, as a condition to any transfer, an opinion of counsel reasonably satisfactory to the Company that such transfer will not violate the Securities Act or applicable state securities laws.

(c) Investor shall not transfer the Series E Shares to any competitor of the Company or any Person that the Company reasonably determines would be detrimental to the Company.

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4.4 Rule 144. The Company covenants that it will timely file all reports required to be filed by it under the Exchange Act and will take such further action as Investor may reasonably request to enable Investor to sell the Series E Shares pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”), including becoming and remaining a reporting company under the Exchange Act and satisfying the current public information requirements of Rule 144(c).

5. CONDITIONS TO CLOSING

5.1 Conditions to Company’s Obligations. The obligation of the Company to issue the Series E Shares at the Closing is subject to the fulfillment, on or before the Closing Date, of each of the following conditions:

(a) Investor’s representations and warranties contained in Section 2 shall be true and correct in all material respects as of the Closing Date;

(b) Investor shall have performed and complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date;

(c) No action, suit, or proceeding shall be pending or threatened that questions the validity or legality of the transactions contemplated by this Agreement or that would reasonably be expected to have a Material Adverse Effect on the Company;

(d) The Company shall have received a duly executed counterpart of this Agreement from Investor;

(e) Investor shall have delivered to the Company an accredited investor questionnaire and such other documentation as the Company reasonably requests to verify Investor’s status as an accredited investor; and

(f) No governmental authority shall have enacted, issued, promulgated, enforced, or entered any law, rule, regulation, order, judgment, or decree that is in effect and prohibits or restricts the consummation of the transactions contemplated by this Agreement.

5.2 Conditions to Investor’s Obligations. The obligation of Investor to accept the Series E Shares at the Closing is subject to the fulfillment, on or before the Closing Date, of each of the following conditions:

(a) The Company’s representations and warranties contained in Section 3 shall be true and correct in all material respects as of the Closing Date;

(b) The Company shall have performed and complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date;

(c) The Certificate of Designation shall have been filed with the Delaware Secretary of State and shall be in full force and effect;

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(d) The Company shall have delivered to Investor: (i) A certificate representing the Series E Shares (or evidence of book entry issuance); (ii) A certificate of the Secretary of the Company certifying (A) the resolutions of the Board approving this Agreement and the transactions contemplated hereby, (B) the Certificate of Incorporation and Bylaws of the Company, and (C) the incumbency of the officers executing the Transaction Documents; (iii) The Certificate of Designation as filed with the Delaware Secretary of State; and (iv) Such other documents as Investor may reasonably request.

(e) No governmental authority shall have enacted, issued, promulgated, enforced, or entered any law, rule, regulation, order, judgment, or decree that is in effect and prohibits or restricts the consummation of the transactions contemplated by this Agreement; and

(f) No Material Adverse Effect shall have occurred since the date of this Agreement.

6. COVENANTS

6.1 Exchange Act Reporting. The Company covenants that it will timely file all reports required to be filed under the Exchange Act and will remain current in its reporting obligations for so long as the Series E Shares remain outstanding. The Company shall promptly notify Investor of any failure to timely file any required report or any receipt of any notice from the SEC or OTC Markets regarding any deficiency in any filing or any threat to suspend quotation of the Company’s securities on the OTC Markets.

6.2 OTC Markets Maintenance. The Company shall use commercially reasonable efforts to maintain the quotation of its Common Stock on the OTC Markets, and shall promptly notify Investor if it receives any notice of potential suspension, termination, or other adverse action regarding such quotation.

6.3 Notice of Material Events. The Company shall promptly (and in any event within three (3) business days) notify Investor in writing of:

(a) Any Material Adverse Effect;

(b) Any breach or default by the Company of any representation, warranty, covenant, or obligation under this Agreement or any other Transaction Document;

(c) Any litigation, arbitration, or governmental investigation or proceeding instituted or threatened against the Company that could reasonably be expected to have a Material Adverse Effect or that questions the validity of this Agreement or the other Transaction Documents;

(d) Any event requiring an adjustment to the conversion price of the Series E Shares;

(e) Any proposed sale, merger, consolidation, or other business combination involving the Company; and

6.4 Corporate Existence. The Company shall maintain its corporate existence in good standing under the laws of the State of Delaware and maintain all requisite authority to conduct its business as presently conducted.

6.5 Taxes. The Company shall timely file all tax returns required to be filed and pay all taxes shown to be due thereon, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect.

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7. GENERAL PROVISIONS

7.1 Entire Agreement. This Agreement, together with the other Transaction Documents and the schedules and exhibits hereto and thereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior discussions, understandings, and agreements, whether oral or written, with respect to such subject matter, including any prior term sheets, letters of intent, or similar documents.

7.2 Amendments and Waivers.

(a) No provision of this Agreement may be amended, modified, or supplemented except by a written instrument signed by both parties.

(b) No waiver of any provision of this Agreement shall be effective unless set forth in a written instrument signed by the party against whom enforcement of such waiver is sought.

(c) No failure or delay by either party in exercising any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.

7.3 Governing Law; Jurisdiction.

(a) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflicts of law principles.

(b) Each party hereby irrevocably submits to the exclusive federal and state courts located in Palm Beach County, Florida (or, if such court declines jurisdiction, any state or federal court located in Florida) for the purposes of any suit, action, or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each party hereby waives, and agrees not to assert in any such suit, action, or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action, or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action, or proceeding is improper.

7.4 WAIVER OF JURY TRIAL. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, CAUSE OF ACTION, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

7.5 Counterparts; Electronic Delivery.

(a) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

(b) This Agreement may be executed and delivered by facsimile, electronic mail (including .pdf), or other electronic transmission, and any such executed and delivered counterpart shall be deemed an original and shall be binding upon the party whose signature appears thereon.

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7.6 Notices. All notices, requests, demands, and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given: (a) when delivered personally; (b) when sent by confirmed electronic mail or facsimile; (c) one business day after being sent by reputable overnight courier; or (d) five (5) business days after being mailed by certified or registered mail, return receipt requested, postage prepaid, to the parties at the following addresses (or at such other address as a party may specify by notice to the other):

If to the Company:

FOXO Technologies, Inc.

477 South Rosemary Avenue

Suite 224

West Palm Beach, FL 33401

Attention: Seamus Lagan, CEO

Email: slagan@foxotechnologies.com

If to Investor:

Rennova Health, Inc.

477 South Rosemary Avenue

Suite 224

West Palm Beach, FL 33401

Attention: Seamus Lagan, CEO

Email: slagan@rennovahealth.com

7.7 Successors and Assigns.

(a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

(b) Neither party may assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the other party, except that Investor may assign its rights and obligations hereunder to any Affiliate of Investor without the Company’s consent, provided that Investor shall remain liable for all of its obligations hereunder.

7.8 Severability. If any provision of this Agreement is held to be invalid, illegal, or unenforceable in any respect under any applicable law, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be reformed, construed, and enforced as if such invalid, illegal, or unenforceable provision had never been contained herein, provided that such reformation would not frustrate the parties’ intent in entering into this Agreement.

7.9 Expenses. Except as otherwise expressly provided in this Agreement, each party shall bear its own costs and expenses incurred in connection with the preparation, negotiation, execution, and performance of this Agreement and the transactions contemplated hereby, including the fees and expenses of its own financial or legal advisors.

7.10 Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their permitted successors and assigns, and nothing herein expressed or implied shall give or be construed to give any Person, other than the parties hereto and such permitted successors and assigns, any legal or equitable rights hereunder.

7.11 Interpretation.

(a) The headings in this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

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(b) The words “hereof,” “herein,” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement.

(c) The word “including” means “including without limitation.”

(d) References to any statute, rule, or regulation are to the statute, rule, or regulation as amended, modified, supplemented, or replaced from time to time.

(e) The parties have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

7.12 Further Assurances. Each party agrees to execute and deliver such additional documents and instruments and to perform such additional acts as may be necessary or appropriate to effectuate, carry out, and perform all of the terms, provisions, and conditions of this Agreement and the transactions contemplated hereby.

7.13 Publicity. Neither party shall issue any press release or make any public announcement relating to this Agreement or the transactions contemplated hereby without the prior written consent of the other party, except as may be required by applicable law, regulation, or stock exchange or OTC Markets rule, in which case the party required to make the release or announcement shall use reasonable efforts to allow the other party reasonable time to comment on such release or announcement in advance of such issuance.

7.14 Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of competent jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

7.15 Construction Against Drafter. The parties acknowledge that each party and its counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or exhibits hereto or thereto.

[Signature Page to Follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

FOXO Technologies, Inc.

By:	/s/ Seamus Lagan
Name:	Seamus Lagan
Title:	Chief Executive Officer

Rennova Health, Inc.

By:	/s/ Gary Blum
Name:	Gary Blum
Title:	Director

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